UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 2, 2010

Tesla Motors, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34756	91-2197729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Deer Creek Road

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 681-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sale of Equity Securities.

Item 3.03	Material Modification to Rights of Security Holders.

On November 2, 2010, Tesla Motors, Inc. (“Tesla”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) pursuant to which Tesla issued and sold to a single institutional investor, an entity affiliated with Panasonic Corporation (“Panasonic”), in a private placement transaction an aggregate of 1,418,573 shares of Tesla’s common stock at a price of $21.148 per share which price was equal to the average of the high and low sale prices for Tesla’s common stock during the prior five trading day period ended October 29, 2010. Tesla received aggregate proceeds of $30 million from the sale. Neither Tesla nor Panasonic engaged any investment advisors with respect to the sale, and no finders’ fees were paid to any party in connection therewith.

The shares were issued in reliance upon the exemptions from registration under the Securities Act of 1933, as amended, provided by Regulation D and Section 4(2). The shares were issued directly by Tesla and did not involve a public offering or general solicitation. Panasonic is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

Concurrently with the sale and issuance of the shares to Panasonic, Tesla amended its investors’ rights agreement as of November 2, 2010 to grant Panasonic registration rights on a pari passu basis with certain of its other holders of registration rights with respect to the shares of common stock purchased in the private placement. A copy of the amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

On November 3, 2010, Tesla issued a press release announcing the private placement, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Amendment to Fifth Amended and Restated Investors’ Rights Agreement, dated as of November 2, 2010, between Tesla Motors, Inc., Energy Company, Panasonic Corporation and certain holders of the capital stock of Tesla Motors, Inc. named therein.

99.1	Press release of Tesla Motors, Inc., dated November 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESLA MOTORS, INC.

By:	/S/ DEEPAK AHUJA
Deepak Ahuja Chief Financial Officer

Date: November 4, 2010

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment to Fifth Amended and Restated Investors’ Rights Agreement, dated as of November 2, 2010, between Tesla Motors, Inc., Energy Company, Panasonic Corporation and certain holders of the capital stock of Tesla Motors, Inc. named therein.

99.1	Press release of Tesla Motors, Inc., dated November 3, 2010.

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